Exhibit 10.2

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
AND ESCROW INSTRUCTIONS

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this “First Amendment”) is made as of the 20th day of June, 2017, by and between KBS TYSONS DULLES PLAZA, LLC, a Delaware limited liability company (“Seller”), and TDP OWNER, L.L.C., a Delaware limited liability company (“Buyer”). In consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:
RECITALS
A.    Seller and Buyer (Buyer being successor-in-interest to ROCKPOINT FUND ACQUISITIONS, L.L.C., a Delaware limited liability company (“Original Buyer”), pursuant to that certain Assignment and Assumption of Purchase Agreement, by and between Buyer and Original Buyer, dated as of June 15, 2017) are parties to that certain Purchase and Sale Agreement and Escrow Instructions dated as of June 13, 2017 (as amended hereby, the “Purchase Agreement”). All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.
B.    Seller and Buyer have agreed to modify the terms of the Purchase Agreement as set forth in this First Amendment.
NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intended to be legally bound, Seller and Buyer agree as follows:
1.    Recitals. The Recitals set forth above are hereby incorporated herein by reference as if the same were fully set forth herein.
2.    Closing Date. The Closing Date shall be, and hereby is, extended from June 21, 2017, at 1:00 p.m. to June 29, 2017, at 1:00 p.m. (California time); provided, however, the parties shall have the right, in their sole and absolute discretion, to accelerate the Closing Date to a date mutually agreed upon by Seller and Buyer in writing in their respective sole and absolute discretion. Notwithstanding the foregoing or anything stated to the contrary in the Purchase Agreement, Seller shall continue to have the right to extend the Closing Date in accordance with, and subject to, the terms and provisions of Section 1.1(b) of the Purchase Agreement.
3.    Collected Rent. The second to last sentence in Section 10.1 of the Purchase Agreement, shall be, and hereby is, deleted in its entirety and the following sentence shall be substituted in its place:
“In addition, Buyer shall not receive a credit towards the Purchase Price for any free-rent periods under any new Leases or Lease Amendments entered into after the Effective Date in accordance with this Agreement, but shall be entitled to a credit for free rental periods in existence after the Close of Escrow under existing Leases signed by Seller to the extent not disclosed in Schedule 7 attached hereto.”

Schedule 7 attached hereto shall be, and hereby is, attached as Schedule 7 to the Purchase Agreement.
4.    Effectiveness of Extension Letter. Buyer and Seller hereby mutually acknowledge and agree that the letter, dated as of June 20, 2017, delivered to Buyer from counsel to Seller shall be of no force or effect to extend the Closing Date, and shall hereby be null and void.
5.    Effectiveness of Agreement. Except as modified by this First Amendment, all the terms of the Purchase Agreement shall remain unchanged and in full force and effect. This First Amendment and the Purchase Agreement embody the entire agreement and understanding of the parties hereto as to the subject matter contained herein. This First Amendment shall not be modified, changed, terminated, amended, superseded, waived, or extended except by a written instrument executed by the parties hereto. This First Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia.
6.    Counterparts. This First Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.
7.    Telecopied/Emailed Signatures. A counterpart of this First Amendment that is signed by one party to this First Amendment and telecopied/emailed to the other party to this First Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this First Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this First Amendment.
8.    Successors and Assigns. All of the terms and conditions of this First Amendment shall apply to benefit and bind the successors and assigns of the respective parties hereto.
IN WITNESS WHEREOF, Seller and Buyer have entered into this First Amendment as of the date first above stated.

[SIGNATURES ON NEXT PAGE]

“SELLER”
KBS TYSONS DULLES PLAZA, LLC,
a Delaware limited liability company
By:    KBS REIT ACQUISITION XXXIII, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its general partner

By:    /s/ Charles J. Schreiber, Jr.,
Charles J. Schreiber, Jr.,
Chief Executive Officer

TDP OWNER, L.L.C.,
a Delaware limited liability company

By:    /s/Ron J. Hoyl
Name:    Ron K. Hoyl
Its:    Vice President

[Signature Page to PSA Amendment (Tysons Dulles Plaza)]

Schedule 7

Free Rent

[Attached]

		Free Rent

RT1336-155	Joon & Wayne Enterprises, LLC	264,551.94	Tenant moved in 6/16/17; Free rent $14,697.33 from 7/1/17 - 12/31/18
RT1336-525	Sphere of Influence (TT)	63,571.77	Free Rent $21,190.59 from 1/1/18 - 3/31/18
RT1336-325	Jones Robb, PLLC	3,994.83	Free Rent $11,984.50 from 6/1/17 - 6/30/17
RT1337-100	Velsor Properties, LLC	33,084.00	Free Rent $11,028 1/1/2018 - 3/31/2018
RT1337-200	Trowbridge & Trowbridge, LLC	176,391.33	Free Rent $27,146.98 (50% rent abatement) 6/1/17 - 12/31/17
RT1337-600	RLJ Naylor Holdings, Inc.	91,250.89	Free Rent $68,438.17 from 6/1/17 - 7/31/17
RT1338-500	Dixon Hughes Goodman	1,227,897.62	6 months in 2017; 12/2018, 12/2019
RT1338-305	Zachary Piper (Expansion)	41,412.36	Free Rent $20,706.18 7/1/17-8/31/17
RT1336-570	Creative Systems	777.33	Free Rent $2,332 6/1/17 - 6/30/17
	Entco Government Software LLC	45,440.01	Free rent $15,146.67 9/17-11/17

		1,948,372.09